EXHIBIT 10.14.8

CONFIDENTIAL TREATMENT REQUESTED

Sixth Amendment (“AMENDMENT”) to

Portal and Advertising Services Agreement

This Sixth Amendment is entered into and effective as of December 8, 2017 (the “Amendment Effective Date”), by and between AT&T Services, Inc., for and on behalf of its operating Affiliates, and Synacor, Inc., and hereby amends the Portal and Advertising Services Agreement, as amended (the “Portal Agreement”), between them which has an effective date of May 1, 2016, as set forth below. Capitalized terms used, but not defined in this Amendment shall have the meanings ascribed to them in the Portal Agreement.

WHEREAS, AT&T desires to have access to certain Synacor Content [*] such content on the Portal;

WHEREAS, AT&T desires to use Synacor’s [*] such content and AT&T Content;

WHEREAS, in order for AT&T to [*], the Parties need to amend the Portal Agreement to grant to AT&T limited license rights, as further described herein;

WHEREAS, AT&T has asked Synacor to contract with [*], an external marketing firm (“[*]”), for purposes of distributing marketing communications via email and SMS to Users designated by AT&T (collectively, “Contacts”) to help drive engagement to the Portal;

NOW THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Licensed Synacor Content.

(a)

Exhibit A attached hereto sets forth the Synacor Content to which this Amendment relates (the “Licensed Synacor Content”) together with the identity of each licensor of the Licensed Synacor Content (the “Content Licensors”). Synacor may add Licensed Synacor Content to Exhibit A at any time, and also may remove Licensed Synacor Content from Exhibit A if Synacor no longer has the right (or reasonably believes it will no longer have the right) to [*] such Content [*] as described herein. Upon amending Exhibit A, Synacor will promptly provide an updated copy to AT&T (by email to AT&T’s designated email address at [*] or such successor email as designated by AT&T).

(b)	Exhibit A may from time to time include Licensed Synacor Content comprised of stock photos. Stock photos shall be deemed “Approved Stock Images” only if identified as such by Synacor on Exhibit A.

2.

License Grant. Notwithstanding anything to the contrary set forth in the Portal Agreement, Synacor hereby grants to AT&T a limited, non-transferable, non-sublicensable, royalty-free, non-exclusive license (a) to [*] (i) the Licensed Synacor Content (other than the Approved Stock Images) solely [*], and (ii) the

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Approved Stock Images solely through any Third Party system designated by Synacor (the Synacor [*], together with any Synacor-designated Third Party  system collectively are referred to as the “CPS”), (b) to [*] the Licensed Synacor Content on the Portal, and (c) to [*] then-available AT&T Content and [*], subject to the following terms and conditions:

(a)	With regard to Licensed Synacor Content:

(i)

AT&T only will [*] in accordance with the terms herein, Synacor’s reasonable written instructions from time to time, and the scope of the license grant from [*] as communicated in writing by Synacor to AT&T from time to time; provided, however, that any written instructions provided by Synacor after the date hereof may not unduly interfere with or materially restrict the rights granted to AT&T under this Amendment.

(ii)

AT&T acknowledges that in order to [*], AT&T also may have [*]; however, no license right is being granted to AT&T under this Amendment to Synacor Content or any other Content [*]. When [*], AT&T agrees it will not attempt to view, publish, copy, reproduce, distribute, or otherwise use any Content [*].

(iii)

The term of the license grant for each category of Licensed Synacor Content shall continue only for so long as that category of Licensed Synacor Content remains on Exhibit A, as updated by Synacor pursuant to Section 1 above. In addition, Synacor has the right to terminate the license grant for any category of Licensed Synacor Content immediately upon notice to AT&T if Synacor reasonably believes the continued license to AT&T of such Content exposes Synacor or AT&T to potential legal liability.

(iv)	AT&T may only make the following [*] (other than reformatting as permitted in Section 2(a)(v) below):

(A)

AT&T may [*] solely as necessary to accurately reflect the [*] associated with such [*]. AT&T will review [*] for accuracy and will correct any spelling, grammar, or other errors it discovers during such review [*].

(B)

AT&T may [*] of a particular item of [*] solely to the extent necessary to comply with the [*] and, in any event, solely in accordance with Synacor’s instructions. At such time that Synacor updates the [*]

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Synacor will notify AT&T and AT&T no longer will have the right to make [*].

(C)

AT&T may not make any [*] without Synacor’s prior approval. Promptly after the Amendment Effective Date, the Parties mutually will agree upon an appropriate method to document AT&T requests for, and Synacor’s delivery of, any such approval.

(D)

AT&T may not [*], except as expressly permitted in Section 2(a)(vi) below. No other [*] is permitted, and in no event may AT&T use the [*] to the Portal any other content (e.g., advertising or any content [*]).

(v)	If space limitations within the Portal reasonably [*] so long as AT&T does so without substantively [*].

(vi)

If AT&T desires to [*] on the Portal two or more different [*], it may do so only if either (1) AT&T associates [*], or (2) AT&T associates [*]. To be clear, AT&T may not, for example, [*], unless Synacor hereafter expands the license grant herein to allow for such [*], in which case, Synacor will notify AT&T of the expanded license grant (by email to AT&T’s designated email address at [*] or such successor email as designated by AT&T). If AT&T [*] as permitted above, it must make every effort to ensure it does not [*].

(vii)	Except as expressly set forth above, no other right, license, or interest is being granted pursuant to this Amendment to AT&T in any [*].

(viii)

Except as expressly provided above, the [*] is subject to the terms and conditions of the Portal Agreement with respect to [*], and nothing in this Amendment is intended to limit Synacor’s obligations under the Partial Agreement.

(b)	With regard to AT&T Content:

(i)

AT&T only will access and use the Synacor [*] the AT&T Content in accordance with Section 2(b), Synacor’s reasonable written instructions from time to time, and the scope of the license grant from the applicable Content Licensor; provided, however, that any written instructions provided by Synacor after the date hereof may not unduly interfere with or materially restrict the rights granted to AT&T under this Amendment.

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(ii)	AT&T may not [*] AT&T Content assets with any [*] available within [*], nor may AT&T combine AT&T Content [*].
3.	User Credentials.

(a)

Synacor will provide AT&T with user credentials [*]. AT&T may [*] and AT&T Content only through use of such user credentials. AT&T agrees to keep the credentials secure and confidential and may only provide such credentials to those AT&T personnel approved in advance by Synacor. AT&T may not add to the list of approved AT&T personnel, unless Synacor has consented to such addition(s). Email approval will be sufficient for such purpose. AT&T promptly will notify Synacor if a person on the approved list is removed by AT&T from such list.

(b)

AT&T agrees to require that any individual that AT&T provides with a credential for [*] uses his or her reasonable efforts to prevent any Third Party from obtaining such credentials, and AT&T shall inform Synacor immediately of any actual or potential unauthorized [*] of which AT&T becomes aware. AT&T shall be responsible and shall indemnify Synacor in accordance with Section 8 below for all uses of the [*] associated with AT&T’s user credentials.

4.

Breach. It is understood that a breach by AT&T of the license terms above cannot typically be fully cured. If AT&T breaches any of the license terms above, then, in addition to any other rights and remedies available to Synacor, Synacor also shall have the right in its discretion either to suspend AT&T’s [*], or terminate the license grant under this Amendment.

5.

Ownership. All right, title, and interest in and to CPS and the Licensed Synacor Content, including, without limitation, all Intellectual Property Rights therein, shall remain exclusively with Synacor and its licensors, as applicable.

6.

Synacor CPS Warranty; Disclaimer. Synacor warrants to AT&T that Synacor has all necessary rights and licenses to grant the CPS license being granted to AT&T in this Amendment. Except as may be provided pursuant to the preceding sentence, THE CPS IS PROVIDED [*] UNDER THIS AMENDMENT “AS IS” WITHOUT WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT.

7.	[*]

(a)

[*] Marketing Automation Platform. Synacor and AT&T have agreed that Synacor will retain the services of [*] for the purpose of providing certain services in connection with the delivery and tracking of email and SMS marketing campaigns to Users to help drive engagement to the Portal.  A brief summary of the services being provided by [*] to Synacor under the [*] Agreement (as defined in Section 7(b) below) is attached to this Amendment as Exhibit B. Synacor will not launch a marketing

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campaign utilizing the [*] marketing platform until AT&T has approved the content of the message associated with that campaign, including the header, subject line, and body of the message. Synacor shall be responsible for ensuring that it has the necessary rights to include the Synacor Content included in a message, and AT&T will be responsible for the matters described in Section 9.1(e) of the Portal Agreement.  For each campaign, AT&T will notify Synacor which Users are authorized by AT&T to receive the message associated with that campaign. Except for Synacor Content included in any email or SMS message, the User lists and messages described hereunder shall be deemed “AT&T Materials” under the Portal Agreement.

(b)	Term.

(i)

The term of the agreement between Synacor and [*] (the “[*] Agreement”) [*] (“Initial [*] Term”), [*] (each an “[*] Renewal Period”), unless Synacor provides written notice of termination to [*] prior to expiration of the then-current term. If AT&T does not want the [*] Agreement to auto-renew, it must provide Synacor with written notice at least sixty (60) days prior to the expiration of the Initial [*] Term or then current [*] Renewal Period, as the case may be. Synacor will, in turn, provide notice of termination to [*] as required under the [*] Agreement.

(ii)

If [*] has proposed modifications to the renewal of the [*] Agreement which relate to [*] or that otherwise materially impact the services obtained thereunder by Synacor on AT&T’s behalf (the “[*] Services”), then Synacor will promptly notify AT&T of such changes and the Parties will determine whether to continue using [*] Services under such new terms during the [*] Renewal Period or to terminate the [*] Agreement as it relates to the Portal. If AT&T chooses to continue use of the [*] Services during the [*] Renewal Period, then the terms of this Amendment shall continue to govern such [*] Renewal Period; provided, that the terms will be updated to reflect any new terms agreed to under the renewed [*] Agreement, provided AT&T has consented to such terms. Email confirmation by the Parties of such updated terms will be sufficient to establish the Parties’ agreement of such terms (with Synacor’s designated email address for such purpose being: [*] and AT&T’s designated email address for such purpose being [*] (or such successor email as designated by AT&T)).

(iii)	If [*] terminates the [*] Agreement for any reason, Synacor will promptly notify AT&T of such termination of the [*] Agreement.

(iv)

If, prior to the scheduled expiration date, the [*] Agreement is terminated by [*] for any reason (other than breach of that agreement by Synacor through no fault of AT&T or the AT&T Agents), Synacor will only be obligated to [*] (as defined in Section 7(c) below) to the extent, if any, [*]

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in which case, [*]. If [*] terminates the [*] Agreement as a result of Synacor’s breach of the [*] Agreement, Synacor will [*] Services for the then current term for [*] Services that were not rendered as a result of such termination, [*].

(c)	Fees; Payments; Overage.

(i)

The fees for the Initial [*] Term shall be calculated monthly based on number of messages sent to Contacts via email and SMS by [*]. All push and InApp messaging [*] in accordance with the table below. Such fees [*] by Synacor to AT&T [*].  Messages will be sent at a frequency (i.e., daily, weekly or monthly) selected by AT&T.

Fees for Email Messages:

[*]

Fees above include up to [*] per month; any additional email messages in a month will be charged [*]

All Push and InAPP messages [*].

Fees for SMS:

[*]

(ii)

Synacor will pay all invoices to [*] as they become due. Synacor will then invoice AT&T for amounts due for the [*] Services based on the above table, plus any applicable Taxes (“[*] Fees”). AT&T will pay the [*] Fees to Synacor by either (A) deducting the monthly portion of the [*] Fees from the AT&T Revenue Share, or (B) remitting payment to Synacor, within [*] of AT&T’s receipt of invoice from Synacor. If AT&T exercises option (A), Synacor will report each applicable deduction in the applicable Synacor Monthly Revenue Report delivered under Exhibit 22 of the Portal Agreement, together with accompanying back-up documentation evidencing such amount.

(iii)

If the fees payable by Synacor under the [*] Agreement exceed [*]  at any time during the Initial [*] Term (the “Threshold Amount”), Synacor has the right to terminate that agreement without penalty upon written notice to [*]. Consequently, if the [*] Fees exceed the Threshold Amount during

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the Initial [*] Term: (A) the Parties will pay amounts owed for such services in accordance with Section 7(c)(ii) above, and Synacor will include any such overage amount in the reports described in Section 7(c)(ii) above, together with accompanying back-up documentation evidencing such amount, and (B) if AT&T desires to terminate its use of the [*] Services, it must notify Synacor [*] after AT&T’s receipt of the documentation described in clause (A). If AT&T provides notice of termination to Synacor, Synacor will, in turn, provide notice of termination to [*] as prescribed in the [*] Agreement.  If AT&T does not provide notice of termination to Synacor as described herein, the [*] Agreement will continue in accordance with its terms, and the payment terms in Section 7(c)(i) and (ii) above will continue to apply to the Parties.

(d)

Platform Access. Synacor will provide AT&T with login credentials for read-only access to Synacor’s [*] platform account. AT&T is responsible for maintaining the security and confidentiality of such login credentials, and AT&T may only provide such credentials to authorized AT&T personnel. AT&T will use all reasonable efforts to prevent any unauthorized access to, or use of, the login credentials, and if it becomes aware of any such unauthorized access or use, it must promptly notify Synacor. AT&T is responsible and liable for all activities associated with such login credentials.

(e)

SISR.  Notwithstanding anything to the contrary set forth in the Portal Agreement, AT&T hereby agrees the provisions of Exhibit 23 of the Portal Agreement do not apply to Synacor in connection with [*] or the [*] Services, and [*] shall not be considered a Synacor Subcontractor under that exhibit.

(f)

Indemnity for the [*] Services. Notwithstanding anything to the contrary set forth in the Portal Agreement, solely with respect to the [*] Services, Synacor agrees to indemnify, defend, and hold harmless the AT&T Indemnified Parties from and against any and all Claims brought by a Third Party against such AT&T Indemnified Parties solely to the extent, if any, Synacor is indemnified, defended, and held harmless for such Third Party Claims by [*] under the [*] Agreement. The foregoing indemnity shall be Synacor’s sole and exclusive liability to AT&T, and AT&T’s sole remedy, with respect to the [*] Services, except to the extent, if any, liability is caused by (i) a breach of the [*] Agreement by Synacor or (ii) any Synacor Content included in any message sent under the [*] Agreement.

8.

AT&T Indemnity. Without limiting AT&T’s indemnification obligations as set forth in the Portal Agreement, AT&T agrees to defend, indemnify and hold harmless Synacor and the Synacor Indemnified Parties from and against any and all Losses arising from or relating to (a) (i) AT&T’s breach of the license grant in Section 2 above, or (ii) AT&T’s acts or omissions in exercising its [*] rights in Sections 2(a)(iv) or 2(a)(vi) above (except to the extent, if any, Losses arise from a breach by Synacor of its warranty in Section 6 above), and (b) the activities associated with the login credentials described in Section 7(d) above.

9.

No Limitation of Liability. The limitations of liability in Article XIX of the Portal Agreement shall not apply to any liability of AT&T under Section 8 above or otherwise arising from AT&T’s breach of this Amendment.

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10.	Miscellaneous.

(a)

Except as provided in Section 7, nothing herein shall be construed to grant to AT&T any right, title, or interest in or to the [*] email marketing platform or the [*] Services, and AT&T may not make any use of the foregoing, unless it has separately entered into and is acting in accordance with an agreement with [*] for such purpose.

(b)

Except as set forth in this Amendment all other terms of the Portal Agreement remain unchanged. In the event of a conflict between the terms of this Amendment and the terms of the Portal Agreement, the terms of this Amendment shall control.

(a)

Unless expressly provided otherwise herein: (i) all rights and remedies granted to each Party under this Amendment or the Portal Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies otherwise available to such Party in this Amendment or the Portal Agreement, at law or in equity; and (ii) termination or expiration of this Amendment or the Portal Agreement shall not limit either Party from pursuing any other remedies available to it, including injunctive relief, in connection with any of its rights accrued or otherwise existing up to the date of such termination or expiration.

(b)	This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signatures on following page]

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IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers or representatives as of the Amendment Effective Date.

SYNACOR, INC.

By: _/s/ Himesh Bhise___________

Name: _Himesh Bhise___________

Title:  _CEO___________________

Date: _December 8, 2017________

AT&T SERVICES, INC.

(for and on behalf of its operating Affiliates)

By: _/s/ Ben Carroll___________

Name: Ben Carroll

Title: AVP

Date: December _8_, 2017

CONFIDENTIAL TREATMENT REQUESTED

Exhibit A

Licensed Synacor Content

As of the Amendment Effective Date, Licensed Synacor Content includes Content from the following Third Party Content providers:

[*]

Approved Stock Images:

[*]

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Exhibit B

Services to be Provided
[*] Platform

Full Access to [*] Marketing Automation Platform to deploy email / push / inApp /  SMS messages

Access to all features including Messaging, Customer Segmentation, Template Creation and storage as well as access to all statistics associated with messaging campaigns. Includes unlimited internal usage by Customer

Support	Dedicated Account Manager – Email and Chat Support. Monday to Friday 9 PT – 6 PT. After Hours Emergency Support via toll free number

US2008 13640228 1

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